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April 23, 2007 Motorola Board and Management Presentation to ISS

Agenda Introduction Transforming Motorola Strategic Review Motorola's Board & Corporate Governance Response to Carl Icahn's Nomination

Introduction Motorola Attendees: Dave Dorman Independent Board Member Ed Zander Chairman of the Board and Chief Executive Officer Tom Meredith Newly appointed Chief Financial Officer and Board Member (previously, independent Board Member for 2 years) Dean Lindroth Motorola Investor Relations Don McLellan Motorola Corporate Strategy

Committed and Engaged Board Board and management team committed to enhancing stockholder value Board and management improving performance of Mobile Devices business and increasing profitability Board independent-minded, highly qualified with relevant industry experience and committed to good corporate governance Board actively engaged with management in the strategic direction of company Board committed to evaluate qualified independent board candidates proposed by stockholders including Icahn Generated over $35 billion of stockholder value in last 4 yrs* Comprehensive plan with transparency and accountability 9 of 11 directors independent; 98.9% Corporate Governance Quotient(r) of Tech Hardware and Equipment Companies** Board's strength is active, engaged and committed members with interest and experience in our business * As of 19 April, 2007, based on share price appreciation, cash dividends and distribution of Freescale at subsequent acquisition price ** Source: Institutional Shareholder Services, 19 April 2007 Board guided and supported management in multiple strategic actions including Symbol and Good acquisitions, Freescale spin-off, automotive divestiture Icahn's nomination considered; Icahn does not add to strength of board

Transforming Motorola

2003 2006 Transforming Motorola Board and management work together to redefine and reposition Motorola in rapidly changing communications environment

Semiconductors Automotive Energy Clinical Micro Other Assets Facilities Engineering Re-deployment Excess G&A Transforming Motorola - Managing the Portfolio Through Divestiture Board actively engaged with management to reposition portfolio

ISS Presentation – April 23, 2007

Transforming Motorola –
Managing the Portfolio Through Investment

ORGANIC INVESTMENTS

Seamless Mobility

Mobility Devices WW

Connected Home

Networks & Enterprise (including Government)

MOTOwi4 (WiMAX, Canopy, etc.)

Wireline

Multi-mode

Linux / Java™

Labs / ESA

Micro Miniaturization

EXTERNAL ACQUISITIONS

Quantum Bridge

Mesh

Orthogon

Kreatel

Small Eng. Teams

Ucentric

Broadbus

Clearwire / NextNet

TTPCom

Vertasent

Wireless Valley

Symbol

Good

Netopia

Tut Systems

AND…

Integrated Supply Chain / IT

Integrated Large Account Selling

Board actively engaged with management to invest for the future

Page 7

Motorola: The Patent Powerhouse * Annual industry as of March 23, 2007. Report is generated every 13 weeks by The Patent Board(tm). Footnote: Patent Count used in the Patent Board table includes only Telecommunications patents and is not to be confused with the number of patents Motorola owns. Top 10 Innovators in Telecommunications: from the 2007 Patent Scorecard(tm) Company Science Strength Patent Count Technology Strength Industry Impact Alcatel - Lucent AT&T Motorola Cisco Nokia Fujitsu Nortel Networks Qualcomm Samsung 1,418 785 1,523 #1 686 517 460 356 310 239 31 896 791 811 #2 730 415 785 374 330 403 368 1,271 1,478 1,347 #3 1,872 752 1,330 507 715 765 504 0.90 1.19 1.06 1.63 1.15 1.08 0.87 1.38 1.21 0.87 Ericsson

ISS Presentation – April 23, 2007

Transforming Motorola –
Owning Intellectual Property

Filed over 1,500 patents in 2006

	2003	2004	2005	2006
ORGANIC RESEARCH	HD/DVR integrated set-top EDGE, 3G, UMTS, WiDEN PTT/PoC Quadband Connectivity IP for Public Safety Cable Modem Termination System	Canopy systems Mobile Mesh Networking Java/Linux platform IP call processing engine OFDM MPEG-4 –Advanced Video Coding Wireless video compression	HSDPA / HSUPA IP Multimedia Subsystem Canopy, 802.16 d/e Enterprise wireless security apps Passive optical networks VoIP FTTP/FTTN DLNA, UPnP Multimedia Applications	Switched Digital Broadcast Low cost handset Telco TV / IPTV 802.16d/e OFDMA/MIMO antenna Multimodal UI, Haptics Multi-Room DVR Downloadable Conditional Access Cognitive Radio Software Defined radio
TECHNOLOGY ACQUISITION	Integrated internet, voice & digital TV services Softswitch	PON (passive optical networks) Mesh networking Law enforcement applications	Advanced-& Micro- TCA Servers Wireless network design and management tools Media networking software	Backhaul Ethernet Wireless protocol stack, Silicon IP WiMAX MAC IPTV Linux software switched digital video

… In addition, acquired over 1,500 patents

Page 9

#1 Public Safety #1 Video (Cable & IPTV) #1 Enterprise Mobility #2 Mobile Devices Emerging Leader in Broadband Wireless (4G) Transforming Motorola - Strategy Drives Results Motorola - global communications leader known worldwide for innovation and leadership in wireless and broadband communications

ISS Presentation – April 23, 2007

Transforming Motorola -
Progress at Year End

Core revenue doubled; operating earnings almost quadrupled


CGISS
BCS
GTSS
PCS
IESS
SPS

2003		2006
$27B	Total Revenue	$ 43B
$21.7B	Core Revenue	$43B
$1.1B	OE	$4.1B
~$350K	Revenue / HC	~$650K


Networks & Enterprise
Connected Home
SEAMLESS MOBILITY
Mobile Devices

Note: "Core Revenues" reflect revenues in businesses Motorola has not divested over the past 4 years

Page 11

Transforming Motorola - Four Years of Strong Returns April 17, 2003 through April 16, 2007 Source: FactSet Note: Current value assumes all dividends reinvested at the market closing price on day of payment. S&P Total Return Index includes re-investment of dividends Value of FSL represents 0.110415 FSL shares per MOT share owned at Dec-2004 multiplied by shares held at that time multiplied by take private cash consideration of $40.00 per FSL share. Invested (4/17/2003) Current Value (4/16/2007) Share Price Return 100 215.23 Dividends 0 9.04 FSL1 0 56.83 Motorola $281.10 Invested (4/17/2003) Current Value (4/16/2007) Share Price Return and Dividends 100 176.64 S&P 500 Total Return Index 29.5% CAGR 15.3% CAGR

Strategic Review

Strategic Review - Looking Ahead Strengthening Mobile Devices Reducing Cost Structure Returning Significant Capital to Stockholders Strengthened Management Team

Strategic Plan - Strengthening Mobile Devices Complete/accelerate architecture transition Linux/Java(tm)software platform and multimedia platform - downsize existing platform and eliminate cost overlaps Multisource, multi-tier silicon chipsets with new low cost basis Based on this architecture: Deliver broad range of UMTS/3G products Deliver compelling experiences (multimedia) Reduce operating costs (downsize operation) Rationalize indirect and direct channels and market segment priorities to improve sales effectiveness and margin improvement

Strategic Review - Reducing Cost Structure Programs Being Implemented - Reduction in Force - Site Rationalization - Acquisition Synergies More to come - update on additional actions prior to June 1 Cash Flow Growth Profitability

Strategic Review - Returning Significant Capital to Stockholders Since May 2005, repurchased $7.1B of common stock out of a total authorization of $11.5B Completed $4.0B, first ever Motorola buyback in 14 months Commenced $4.5B program in July 2006 Expanded share repurchase authorization to $7.5B and accelerated repurchase of $2.0B in March 2007 May 2006 - increased dividend by 25%; ~$900M in dividends returned over the past two years July 2004 - spun-off Freescale Semiconductor $5-6B distributed to Motorola stockholders end of 2004 December 2006 - Freescale taken private for $17.7B

Greg Brown appointed President and Chief Operating Officer Previously, President Networks & Enterprise Business Previously, Chairman and Chief Executive Officer of Micromuse Tom Meredith appointed Chief Financial Officer General Partner, Meritage Capital L.P. Previously, Chief Financial Officer of Dell Recruited and retained highly talented executives in most senior roles throughout company Incentivized to Perform Accountable for Results Strategic Review - Strengthened Management Team

Motorola's Board and Corporate Governance

Motorola Board Highly Qualified and Engaged Current Members and Tenure Joined Before 2004 Experience Years Served Age Judy Lewent CFO, Merck 12 57 Nicholas Negroponte Chairman, One Laptop Per Child; Co-founder, MIT Media Lab 12 63 Sam Scott Pres. / CEO, Corn Products 14 62 Sandy Warner Chairman / CEO, J.P. Morgan Chase 6 60 John White Chancellor, Univ. of Arkansas; Dean of Engineering, Georgia Tech 12 67 Motorola has a record of strong independent board appointments Members Retiring since 2004 Years Served Age (at time of departure) Indra Nooyi 5 51 Larry Fuller 13 69 Walter Massey 20 68 John Pepper 11 66 Ken West 28 70 Joined After 2004 Experience Years Served Age Dave Dorman Former Chairman / CEO, AT&T 2 52 Tom Meredith Co-founder, Meritage Capital; Former CFO, Dell 2 56 Ron Sommer Former Chairman, Deutsche Telekom; Former Pres., Sony America 3 57 Jim Stengel Chief Marketing Officer, Proctor & Gamble 2 51 Miles White Chairman / CEO, Abbott Laboratories 3 51 Ed Zander Chairman / CEO, Motorola 3 59

38 Board and Board Committee meetings last 12 months Five standing committees: Governance and Nominating, Compensation and Leadership, Audit and Legal, Finance, and Executive Numerous in-depth, one-on-one/small group meetings with business unit leaders Frequent engagement with international customers and employees for talent review and succession planning and assessment of global operations and facilities approximately 60% of Motorola's employees outside the US and a majority of Motorola's revenues derived outside the US Motorola Board Very Active

Strong Corporate Governance Governance provisions Full board elected annually - no classified board No "poison pill" in place Simple majority vote required to approve a merger Stockholders may act by written consent No dual class capital structure Executives and directors subject to stock ownership guidelines All current stock-based incentive plans approved by stockholders Recent governance initiatives: March 2006: Motorola one of first companies to adopt a "true" majority vote standard for non-contested elections July 2006: Motorola Board terminated the stockholder rights plan ("poison pill"); committed to put any new plan to a vote within 12 months May 2005: Sam Scott appointed lead director Motorola's CGQ(r) Score* 98.9% Industry 93.4% Index * ISS Corporate Governance Quotient(r) as of 19 April 2007

Response To Carl Icahn's Nomination

Icahn Does Not Add Strength to Motorola's Board Icahn does not add to Board's strength in experience, engagement or commitment Icahn's financial expertise is not grounded in operational experience at a multinational corporation Not additive to financial expertise already on the board (Sandy Warner, former CEO of JPMorgan; Judy Lewent, CFO of Merck; Tom Meredith, former CFO Dell) Icahn has wavered on his interest in serving; sought highly leveraged buyback in lieu of board seat* Motorola engaged in good faith with Icahn * Reuters, January 30, 2007

Icahn Does Not Meet Stockholder Needs Stockholders need informed, active, engaged board committed to industry and business Icahn's only public suggestions to date would lead to irresponsible debt levels at wrong time in our technology cycle and constrict investment flexibility required in technology business He has insisted on being appointed to Motorola's board rather than identifying a qualified independent candidate

Icahn's Governance Track Record Already on 9 company boards including 6 public companies Blockbuster ($5.5bn) XO Holdings ($1.4bn) ImClone Systems ($0.68bn) ('06 revenues; source: Yahoo! Finance) American Railcar Industries ($0.65bn) American Real Estate Partners ($1.5bn) Cadus Corporation ($0.1m) Seeking board seat on WCI Communities Companies where Icahn serves on board that are rated by Institutional Shareholder Services (ISS) on objective governance metrics compare unfavorably to Motorola American Railcar (majority owned by Icahn) ranks in bottom 7% of companies to which ISS compares it and in bottom 4.3% of companies in same industry XO (majority owned by Icahn) ranks in bottom third of companies to which ISS compares it CGQ(r) Scores as of 19 April 2007 American Railcar Industries Index score (CGQ(r) Universe): 7.0% Industry score: 4.3% Majority of directors not independent Elected not to comply with NASDAQ corporate governance requirements Family member on board XO Holdings Index score (CGQ(r) Universe): 33.5% Industry score: 32.8% Majority of directors are not independent No independent nominating committee Insider on compensation committee

Conclusion Icahn does not add to strength of Motorola board Motorola remains open to recommendations of qualified independent candidates to represent interests of all stockholders Motorola remains committed to an ongoing dialog with all stockholders, including Icahn

ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication may be deemed to be solicitation material in connection with Motorola's solicitation of proxies for its 2007 Annual Stockholders Meeting. Motorola has filed with the Securities and Exchange Commission (the "SEC") and mailed to stockholders a definitive proxy statement (the "Proxy Statement"). THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT MOTOROLA AND THE 2007 ANNUAL STOCKHOLDERS MEETING. MOTOROLA'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY. On March 19, 2007, Motorola began the process of mailing the Proxy Statement, together with a WHITE proxy card. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Motorola through the website maintained by the SEC at http://www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Motorola by contacting Investor Relations in writing at Motorola, Inc., 1303 E. Algonquin Road, Schaumburg, IL 60196; or by phone at 1-800-262-8509; or by email at investors@motorola.com; The Proxy Statement is also available on Motorola's website at http://www.motorola.com/investor. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. In addition, copies of the Proxy Statement may be requested by contacting our proxy solicitor, D.F. King & Co., Inc. by phone toll-free at 1-800-488- 8095. Motorola and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the 2007 Annual Stockholders Meeting. You can find information about Motorola's executive officers and directors in the Proxy Statement. A number of forward-looking statements have been made during this presentation. Forward-looking statements are any statements that are not historical facts. These forward-looking statements are based on the current expectations of Motorola and there can be no assurance that such expectations will prove to be correct. Because forward-looking statements involve risks and uncertainties, Motorola's actual results could differ materially from these statements. Information about factors that could cause, and in some cases have caused, such differences can be found on pages 16 through 24 in item 1A of Motorola's 2006 Annual Report on Form 10-K and in Motorola's other SEC filings. This presentation is being made on the morning of April 23, 2007. The content of this presentation contains time-sensitive information that is accurate only as of the time hereof. Motorola will not be reviewing or updating the material contained herein. MOTOROLA and the Stylized M Logo are registered in the US Patent & Trademark Office. All other product or service names are the property of their respective owners. (c) Motorola, Inc. 2007